Investment for Funds at Fair Value through Profit or Loss	6 Months Ended
Sep. 30, 2025
Investment for Funds at Fair Value through Profit or Loss [Abstract]
INVESTMENT FOR FUNDS AT FAIR VALUE THROUGH PROFIT OR LOSS

NOTE 21 — INVESTMENT FOR FUNDS at fair value through profit or loss

	2025	2024
Beginning balance as of March 31,	$2,256,830	$-
Revaluation gain	$33,592	$-
Fair value of investment for funds as at September 30,	$2,290,422	$-

On February 12, 2025, the Group made an investment into an open-end fund at cost of $2,299,975.  The Fund is a private fund without liquidation date and can be redeemed after one year lock-up period which is from the investor’s initial investment date. The fund currently invested into a convertible loan of a private company. Considering the fund cannot repay to the investors at a definite day with a definite amount, the cash flow from the future redemption is considered not an investment with contractual cash flow. Therefore, the financial asset is classified as a financial asset measured at fair value through profit or loss. The Fund provided net asset value (“NAV”) reports as of March 31, 2025 and September 30, 2025, which considered the effect of loan interest to be collected and management fee or other costs of the fund. As the investment can be only redeemed at the NAV of the fund and the initial investment date is very close to the reporting date, the NAV is adopted by management to value the fair value of the financial asset. The difference of the valuation result and the carrying value was recorded within other gain.